UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2019

CAMBRIDGE BANCORP

(Exact name of Registrant as Specified in Its Charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	001-38184 (Commission File Number)	04-2777442 (IRS Employer Identification No.)

1336 Massachusetts Avenue Cambridge, MA 02138
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 876-5500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

Common Stock	CATC	NASDAQ
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Cambridge Bancorp, Inc. (the “Company”) is filing this Current Report on Form 8-K to provide (i) the Unaudited Pro Forma Condensed Combined Statements of Income for the six months ended June 30, 2019 and the year ended December 31, 2018, (ii) audited financial statements of Optima Bank & Trust Company (“Optima”) as of and for the years ended December 31, 2018 and 2017, the notes related thereto and the Independent Auditor’s Report, dated February 14, 2019, which were originally filed on the Company’s Current Report on Form 8-K/A on May 8, 2019, and (iii) the unaudited condensed financial statements of Optima as of and for the three months ended March 31, 2019 and 2018, and the notes related thereto, in each case for the purpose of incorporating this Current Report on Form 8-K by reference into registration statements.

The following financial statements are filed as part of this report:

Item 9.01 - Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

1.

Optima Bank & Trust Company - audited financial statements of Optima Bank & Trust Company as of and for the years ended December 31, 2018 and 2017, the notes related thereto and the Independent Auditor’s Report, dated February 14, 2019, are filed herewith as Exhibit 99.1 and are incorporated into this Item 9.01(a) by reference.

2.

Optima Bank & Trust Company - unaudited condensed financial statements of Optima Bank & Trust Company as of and for the three months ended March 31, 2019 and 2018, and the notes related thereto, are filed herewith as Exhibit 99.2 and are incorporated into this Item 9.01(a) by reference.

(b)	Pro Forma Financial Information.

The following pro forma financial statements giving effect to the merger with Optima are filed herewith as Exhibit 99.3 and are incorporated into this Item 9.01(b) by reference:

3.	Cambridge Bancorp Unaudited Pro Forma Condensed Combined Consolidated Statements of Income for the year ended December 31, 2018, and for the six months ended June 30, 2019.

(d)	Exhibits.

Exhibit Number	Description
23.1*	Consent of Baker Newman & Noyes LLC.
99.1*

Optima Bank & Trust Company - Audited financial statements of Optima Bank & Trust Company as of and for the years ended December 31, 2018 and 2017, the notes related thereto and the Independent Auditor’s Report, dated February 14, 2019, are filed herewith as Exhibit 99.1 and are incorporated into this Item 9.01(a) by reference.

99.2*	Optima Bank & Trust Company - The unaudited condensed financial statements of Optima Bank & Trust Company as of and for the three months ended March 31, 2019 and 2018, and the notes related thereto.
99.3*	Cambridge Bancorp Unaudited Pro Forma Combined Consolidated Statements of Income for the six months ended June 30, 2019 and the year ended December 31, 2018.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMBRIDGE BANCORP

October 22, 2019
	By:	/s/ Michael F. Carotenuto
Michael F. Carotenuto
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)